UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 29, 2007
General Cable Corporation
(Exact name of Registrant as Specified in Charter)

Delaware	001-12983	06-1398235

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4 Tesseneer Drive, Highland Heights, Kentucky 41076-9753
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (859) 572-8000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements
     Certain statements in this Current Report on Form 8-K (the “Current Report”) of General Cable Corporation, a Delaware corporation (the “Company”), including, without limitation, statements regarding future financial results and performance, plans and objectives, capital expenditures and the Company’s or management’s beliefs, expectations or opinions, are forward-looking statements. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those statements as a result of factors, risks and uncertainties over which the Company has no control. Such factors include reliance on dividends and other transfers from subsidiaries to repay indebtedness; ability to service outstanding indebtedness; the Company’s failure to comply with covenants in existing and future financing arrangements; covenants contained in existing indebtedness that restrict the Company’s business operations; downgrade in the Company’s credit ratings; ability to repurchase outstanding notes; ability to pay the conversion price on convertible notes; the economic strength and competitive nature of the geographic markets that the Company serves; economic, political and other risks of maintaining facilities and selling products in foreign countries; changes in industry standards and regulatory requirements; advancing technologies, such as fiber optic and wireless technologies; volatility in the price of copper and other raw materials, as well as fuel and energy and the Company’s ability to reflect such volatility in its selling prices; interruption of supplies from the Company’s key suppliers; the failure to negotiate extensions of the Company’s labor agreements on acceptable terms; the Company’s ability to increase manufacturing capacity and achieve productivity improvements; the Company’s dependence upon distributors and retailers for non-exclusive sales of certain of the Company’s products; pricing pressures in the Company’s end markets; the Company’s ability to maintain the uncommitted accounts payable or accounts receivable financing arrangements in its European operations; the impact of any additional charges in connection with plant closures and the Company’s inventory accounting practices; the impact of certain asbestos litigation, unexpected judgments or settlements and environmental liabilities; the ability to successfully integrate the acquisition described herein and other acquisitions; undisclosed or unanticipated liabilities and risks resulting from the acquisition; increased indebtedness resulting from the funding of the acquisition; operations in additional foreign countries resulting from the acquisition and political instability in such countries; the ability to successfully identify and finance other acquisitions; the impact of terrorist attacks or acts of war which may affect the markets in which the Company operates; the Company’s ability to retain key employees; the Company’s ability to service debt requirements and maintain adequate domestic and international credit facilities and credit lines; the impact on the Company’s operating results of its pension accounting practices; the Company’s ability to avoid limitations on utilization of net losses for income tax purposes; and volatility in the market price of the Company’s common stock. All such factors are more fully discussed in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 1, 2007, as well as any current and periodic reports filed with the Commission subsequent to such date. The Company undertakes no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 1.01	Entry into a Material Definitive Agreement.
Senior Revolving Credit Facility
     On October 31, 2007, in connection with the previously disclosed acquisition of the wire and cable business of Freeport-McMoRan Copper & Gold Inc., the Company and certain of its subsidiaries, including its principal U.S. operating subsidiary General Cable Industries, Inc., a Delaware corporation (“GCI”), entered into an amendment and restatement of their existing asset based senior secured revolving credit facility (the “Senior Revolving Credit Facility”) pursuant to a Third Amended and Restated Credit Agreement (the “Third Amended and Restated Credit Agreement”) by and among GCI, as Borrower, the Company and those certain other subsidiaries of the Company party thereto, as Guarantors, the Issuing Banks (as defined therein), the Lenders (as defined therein) and Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as Administrative Agent for the Lenders, Collateral Agent and Security Trustee (“Merrill Lynch Capital”). This Third Amended and Restated Credit Agreement amends and restates the Company’s second amended and restated credit agreement, as amended, governing the Senior Revolving Credit Facility, which was entered into on November 23, 2005.
     Pursuant to the Third Amended and Restated Credit Agreement, certain amendments and modifications to the Senior Revolving Credit Facility were made, including the following:
(i)	The borrowing limit under the Senior Revolving Credit Facility was increased from $300 million to $400 million.

(ii)	The cap for potential future increases to the borrowing limit under the Senior Revolving Credit Facility was increased from $350 million to $450 million.

(iii)	The maturity date on the Senior Revolving Credit Facility was extended from August 15, 2010 to July 16, 2012.

(iv)	Seven entities, each a subsidiary of the Company, were added to the Senior Revolving Credit Facility as guarantors and loan parties, including: GC Global Holdings, Inc., a Delaware corporation (“GC Holdings”); General Cable Canada Ltd., a Canadian corporation (“General Cable Canada”); General Cable Company, a Canadian corporation (“General Cable Company”); PD Wire & Cable Sales Corporation, a Delaware corporation (“PD Wire & Cable”); Phelps Dodge Enfield Corporation, a Delaware corporation (“Phelps Dodge Enfield”); Phelps Dodge International Corporation, a Delaware corporation (“PDIC”); and Phelps Dodge National Cables Corporation, a Delaware corporation (“Phelps Dodge National Cables”).

(v)	In addition to the liens previously granted by the Company, GCI and certain of its affiliates (which liens remain in place), certain liens were granted and equity interests were pledged by subsidiaries of the Company in favor of Merrill Lynch Capital:
•	Each of the guarantors and loan parties described in (iv) above granted liens in substantially all of their assets to secure the Senior Revolving Credit Facility;

•	GCI pledged 65% of its equity interests in Phelps Dodge Africa Cable Corporation, a Delaware Corporation, and all of its equity interests in General Cable Canada, Phelps Dodge Enfield, PDIC and Phelps Dodge National Cables;

•	PDIC pledged all of its equity interests in PD Wire & Cable;

•	General Cable Overseas Holdings, LLC pledged all of its equity interests in GC Holdings;

•	the Company and General Cable Canada pledged all of their equity interests in General Cable Company; and

•	GK Technologies, Incorporated, a New Jersey corporation, pledged 65% of its equity interests in Cahosa, S.A., a company organized under the laws of the Republic of Panama.
(vi)	The existing interest rates and fees applicable to the loans and other obligations under the Senior Revolving Credit Facility were increased and the Company, GCI and certain of its affiliates are obligated to pay certain additional fees.

(vii)	Other amendments were made to certain provisions relating to the calculation of the borrowing base and to certain affirmative and negative covenants to provide the Company and its subsidiaries with additional financial flexibility.
     Certain of the parties to the Third Amended and Restated Credit Agreement and their affiliates from time to time have provided and currently provide investment banking and financial advisory services for us in the ordinary course of business for which they have received or will receive customary fees and commissions. Certain of the parties to the Third Amended and Restated Credit Agreement or their affiliates may in the future engage in investment banking or other transactions of a financial nature with us or our affiliates, including the provision of advisory services, for which they would receive customary fees or other payments.
     The foregoing summary of the terms of the Third Amended and Restated Credit Agreement is qualified in its entirety by reference to the text of the Third Amended and Restated Credit Agreement, which is filed as Exhibit 10.1 to this report and incorporated herein by reference. For additional information regarding the material terms and conditions of the Senior Revolving Credit Facility, please see “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources — Debt and Other Contractual Obligations” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, which is incorporated herein by reference.
Supplemental Indentures
     On October 31, 2007, GC Holdings, General Cable Canada, General Cable Company, PD Wire & Cable, Phelps Dodge Enfield, PDIC and Phelps Dodge National Cables (each an “Additional Guarantor” and collectively, the “Additional Guarantors”), the Company, the other Guarantors (as defined therein) and U.S. Bank National Association, as trustee (the “Trustee”), entered into the following supplemental indentures (the “Supplemental Indentures”):
(i)	the Supplemental Indenture to the Indenture, dated as of November 15, 2006, among the Company, the Guarantors referred to therein and the Trustee (the “November 15, 2006 Indenture”);

(ii)	the Supplemental Indenture to the Indenture, dated as of March 21, 2007, among the Company, the Guarantors referred to therein and the Trustee (the “March 21, 2007 Indenture”); and

(iii)	the Supplemental Indenture to the Indenture, dated as of October 2, 2007, among the Company, the Guarantors referred to therein and the Trustee (the “October 2, 2007

Indenture” and, together with the November 15, 2006 Indenture and the March 21, 2007 Indenture, the “Indentures”).
The Supplemental Indentures amended the Indentures to add the Additional Guarantors as subsidiary guarantors of the notes issued pursuant to the Indentures.
     The foregoing summary of the terms of the Supplemental Indentures is qualified in its entirety by reference to the text of the Supplemental Indentures, which are filed as Exhibits 4.1, 4.2 and 4.3 to this report and incorporated herein by reference.
Amendment to Stock Purchase Agreement
     On October 29, 2007, the Company entered into an amendment to the Stock Purchase Agreement (the “Amendment”) described below, which was effective immediately prior to the closing of the acquisition of the Business referred to below. The Amendment provides, among other things, that: (i) the initial closing of the acquisition of the Business will occur on October 31, 2007; and (ii) the Sellers will indemnify the Company for certain matters, including certain tax liabilities.

Item 2.01	Completion of Acquisition or Disposition of Assets.
     On October 31, 2007, pursuant to the Stock Purchase Agreement, dated as of September 12, 2007, as amended October 29, 2007 (as so amended, the “Purchase Agreement”), by and among the Company and Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (“Freeport”), Phelps Dodge Corporation, a New York corporation (“PDC”), Phelps Dodge Industries, Inc., a Delaware corporation (“PDI”), and Habirshaw Cable and Wire Corporation, a New York corporation (“Habirshaw” and, together with Freeport, PDC and PDI, the “Sellers”), the Company completed its acquisition of equity interests in the companies through which the Sellers previously conducted their worldwide wire and cable business (the “Business”). The Company paid approximately $710.0 million in cash to the Sellers in consideration for the Business acquired, after giving effect to certain adjustments contemplated by the Purchase Agreement under which final adjustments will take place after the closing.
     For additional information regarding the acquisition of the Business, please see the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 12, 2007. The foregoing summary of the terms of the Amendment is qualified in its entirety by reference to the text of such agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The disclosure required by this Item 2.03 is set forth under Item 1.01 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired.
The financial statements and accompanying notes of the Business acquired for the year ended December 31, 2006 and the nine months ended September 30, 2007 will be filed by amendment within 71 days after the date this Form 8-K is required to be filed with the SEC.
(b)	Pro forma financial information.
The following pro forma financial information will be filed by amendment within 71 days after the date this Form 8-K is required to be filed with the SEC:
(i) Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2007 (unaudited) and related notes giving effect to the acquisition of the Business as if it had been consummated as of January 1, 2006.
(ii) Pro Forma Condensed Consolidated Statement of Income for the nine months ended September 30, 2007 and the year ended December 31, 2006 (unaudited) and related notes giving effect to the acquisition of the Business as if it had been consummated as of January 1, 2006.
(c)	Shell company transactions.
None.
(d)	Exhibits:
4.1	Supplemental Indenture dated as of October 31, 2007, among the Company, the Additional Guarantors, the other Guarantors (as defined therein) and the Trustee.

4.2	Supplemental Indenture dated as of October 31, 2007, among the Company, the Additional Guarantors, the other Guarantors (as defined therein) and the Trustee.

4.3	Supplemental Indenture dated as of October 31, 2007, among the Company, the Additional Guarantors, the other Guarantors (as defined therein) and the Trustee.

10.1	Third Amended and Restated Credit Agreement, dated October 31, 2007, by and among GCI, as Borrower, the Company and those certain other subsidiaries of the Company party thereto, as Guarantors, the Issuing Banks (as defined therein), the Lenders (as defined therein), and Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as Administrative Agent for the Lenders, Collateral Agent and Security Trustee.

10.2	Letter Agreement, dated October 29, 2007, to the Stock Purchase Agreement, dated as of September 12, 2007, by and among Freeport-McMoRan Cooper & Gold Inc., Phelps Dodge Corporation, Phelps Dodge Industries, Inc., Habirshaw Cable and Wire Corporation and General Cable Corporation (to be filed supplementally in the Company’s next Form 10-Q filed).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL CABLE CORPORATION
Date: November 1, 2007	By:	/s/ Robert J. Siverd
		Name:	Robert J. Siverd
		Title:	Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
4.1	Supplemental Indenture dated as of October 31, 2007, among the Company, the Additional Guarantors, the other Guarantors (as defined therein) and the Trustee.

4.2	Supplemental Indenture dated as of October 31, 2007, among the Company, the Additional Guarantors, the other Guarantors (as defined therein) and the Trustee.

4.3	Supplemental Indenture dated as of October 31, 2007, among the Company, the Additional Guarantors, the other Guarantors (as defined therein) and the Trustee.

10.1
Third Amended and Restated Credit Agreement, dated October 31, 2007, by and among GCI, as Borrower, the Company and those certain other subsidiaries of the Company party thereto, as Guarantors, the Issuing Banks (as defined therein), the Lenders (as defined therein), and Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as Administrative Agent for the Lenders, Collateral Agent and Security Trustee.

10.2
Letter Agreement, dated October 29, 2007, to the Stock Purchase Agreement, dated as of September 12, 2007, by and among Freeport-McMoRan Cooper & Gold Inc., Phelps Dodge Corporation, Phelps Dodge Industries, Inc., Habirshaw Cable and Wire Corporation and General Cable Corporation (to be filed supplementally in the Company’s next Form 10-Q filed).